UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

RADNOSTIX INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Radnostix Inc.:

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of Radnostix Inc. ("Radnostix" or the “Company”. "we" or “our”) will be held at 2:00 p.m., local time, on Thursday, July 16, 2026, at our corporate headquarters located at 4137 Commerce Circle, Idaho Falls, Idaho 83401, for the following purposes:

1.	To elect five directors to serve for a term of one year and until their successors are elected and qualified;
2.	To ratify the appointment of Haynie & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
3.	To approve the Radnostix 2026 Incentive Plan.

Record Date

You are entitled to vote only if you were a shareholder of the Company as of the close of business on May 26, 2026.  As of that date, there were 529,130,353 shares of common stock outstanding. A list of shareholders of record will be maintained and open for examination by any of our shareholders, for any purpose relating to the Annual Meeting, during regular business hours at the address listed above for 10 days prior to the Annual Meeting.

Voting

Your vote is important. We encourage you to read the accompanying proxy materials and submit your vote as soon as possible. You can find information about how to cast your vote in the question-and-answer section of the accompanying proxy statement.

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders entitled to notice of, and to vote at, the Annual Meeting and at any postponement or adjournment thereof. Shareholders will have the ability to access the proxy materials at www.envisionreports.com/INIS or request to receive a printed set of the proxy materials by mail or an electronic set of materials by email. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We believe these rules allow us to provide our shareholders with the information they need, while lowering the cost of delivery and reducing the environmental impact of our Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON July 16, 2026. The Notice, our proxy statement and 2025 Annual Report on Form 10-K are available at: www.envisionreports.com/INIS.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Shahe Bagerdjian
Shahe Bagerdjian
President, Chief Executive Officer and Director

Idaho Falls, Idaho

June 4, 2026

4137 Commerce Circle

Idaho Falls, Idaho 83401

PROXY STATEMENT

2026 ANNUAL MEETING OF SHAREHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement contains information relating to the solicitation of proxies by the Board of Directors (the “Board”) of Radnostix Inc. ("Radnostix" or the “Company”. "we" or “our”) for our 2026 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Thursday, July 16, 2026, at 2:00 p.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of 2026 Annual Meeting of Shareholders.  The Annual Meeting will be held at our corporate headquarters located at 4137 Commerce Circle, Idaho Falls, Idaho 83401

On or about June 5, 2026, we will commence mailing a Notice of Internet Availability of Proxy Materials (the “Notice”). The Notice contains instructions on how to access this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Annual Report”) over the Internet, which are available at www.envisionreports.com/INIS. The Notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement, the 2025 Annual Report and a form of proxy card or voting instruction card. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:	Why am I receiving these materials?

A:

The Board is providing these proxy materials to you in connection with the solicitation of proxies by the Board for the Annual Meeting, which will take place on July 16, 2026. As a shareholder, you are invited to attend the Annual Meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

Q:	What information is contained in this proxy statement?

A:

The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, our Board and Board committees, the compensation of our directors and certain executive officers, and certain other required information.

Q:	How may I obtain the 2025 Annual Report to Shareholders and Form 10-K?

A:

A copy of our 2025 Annual Report is available at www.envisionreports.com/INIS. Shareholders may request any exhibit to our 2025 Annual Report by specifically requesting a copy from our principal executive office in writing to Radnostix, Attn: Secretary, 4137 Commerce Circle, Idaho Falls, Idaho 83401, or by telephone at (208) 524-5300.

Copies of the 2025 Annual Report are also available in the Investor Center section of our website at www.radnostix.com and on the SEC’s website at www.sec.gov. The information contained on, or accessible through, our website is not part of, or incorporated by reference in, this proxy statement.

RADNOSTIX | 2026 PROXY STATEMENT | 1

Q:	What items of business will be voted on at the Annual Meeting?

A:	The items of business scheduled to be voted on at the Annual Meeting are:

●	The election of five directors to serve for a term of one year and until their successors are elected and qualified (Proposal 1);

●	The ratification of Haynie & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2);

●	Approval of Radnostix 2026 Incentive Plan (Proposal 3); and

●	To consider any other business that may properly come before the Annual Meeting.

Q:	How does the Board recommend that I vote?

A:	The Board recommends that you vote as follows:

●	“FOR” each of the five director nominees set forth in Proposal 1;

●	“FOR” the ratification of Haynie & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2);

●	“FOR” the Radnostix 2026 Incentive Plan (Proposal 3);

Any properly authorized proxy as to which no instructions are given will be voted in accordance with the foregoing recommendations.

Q:	What shares can I vote?

A:

Each share of our issued and outstanding common stock as of the close of business on May 26, 2026 (the “Record Date”) is entitled to be voted on all items being voted upon at the Annual Meeting. You are entitled to one vote for each share of common stock you own. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the shareholder of record, and (ii) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank or brokerage service. On the Record Date, we had 529,130,353 shares of common stock issued and outstanding.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:

Most shareholders hold their shares through a broker, trust, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by us. As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting.  You may authorize your proxy by filling out the proxy card included with the materials or by following the instructions on the Notice or your proxy card to vote by telephone or on the Internet.

Beneficial Owner

If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust or similar organization, then you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card.  The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker, trustee, bank, or other nominee how to vote and are also invited to attend the Annual Meeting. Those instructions are contained in a “vote instruction form.”

Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee, bank or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.  Your broker, trustee, bank or other nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee, bank or other nominee how to vote your shares.

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Q:	How can I attend the Annual Meeting?

A:

You are entitled to attend the Annual Meeting only if you were a shareholder or joint holder as of the close of business on the Record Date, or you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance at the Annual Meeting. In addition, if you are a shareholder of record, your name will be verified against the list of shareholders of record on the Record Date prior to your being admitted to the Annual Meeting. If you are not a shareholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the Record Date, such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the procedures outlined above upon request, you will not be admitted to the Annual Meeting. The Annual Meeting will begin promptly at 2:00 p.m., local time. If you need directions to the location of the Annual Meeting, please call us at (208) 524-5300.

Q:	How can I vote my shares in person at the Annual Meeting?

A:

Shares held in your name as the shareholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a valid proxy from the broker, trustee, bank or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	How can I vote my shares without attending the Annual Meeting?

A:

Whether you hold shares directly as a shareholder of record or beneficially in street name, you may vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares held beneficially in street name, by submitting voting instructions to your broker, bank or other agent. In most cases, you will be able to do this by using the Internet, by telephone or by mail if you received a printed set of the proxy materials.

By Internet — If you have Internet access, you may vote your shares by logging into the secure website, which will be listed on your Notice or the proxy card, and following the instructions provided.

By Telephone — If you have telephone access, you may vote your shares by calling the toll-free number listed on the proxy card and following the instructions provided.

By Mail — If you requested printed copies of the proxy materials, you may submit your proxy by mail by signing your proxy card if your shares are registered or, for shares held beneficially in street name, by following the voting instructions included by your broker, bank or other agent, and mailing it in accordance with the instructions provided. If you provide specific voting instructions, your shares will be voted as you have instructed.

Votes submitted via the Internet or by telephone must be received by 1:00 p.m. MDT on July 16, 2026. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you later decide to attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to submit your proxy to vote your shares in advance of the Annual Meeting.

We provide Internet and telephone proxy voting with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet and telephone access, such as usage charges from Internet access providers and telephone companies.

Q:	Can I change or revoke my vote?

A:

You may change or revoke your vote at any time prior to the vote at the Annual Meeting. If you are the shareholder of record, you may change your vote by submitting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation, prior to your shares being voted, to our Secretary at Radnostix, Attn: Secretary, 4137 Commerce Circle, Idaho Falls, Idaho 83401, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting alone will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee, bank or other nominee, or, if you have obtained a legal proxy from your broker, trustee, bank or other nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

RADNOSTIX | 2026 PROXY STATEMENT | 3

Q:	Is my vote confidential?

A:

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to our management.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:

Transaction of business at the Annual Meeting may occur only if a quorum is present. The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the outstanding shares of our common stock entitled to vote must be present in person or represented by proxy. Abstentions, votes withheld and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:	How are votes counted?

A:	In the election of directors (Proposal 1), you may vote “FOR” or “WITHHELD” with respect to one or more of the nominees. For Proposals 2 and 3, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

If you provide specific instructions with regard to a certain item, your shares will be voted as you instruct on such items.  If you are a shareholder of record and you sign and return your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all of the director nominees, “FOR” the ratification of Haynie & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2026, “FOR” the Radnostix 2026 Incentive Plan proposal.

Q:	What is the voting requirement to approve each of the proposals?

A:

Directors are elected (Proposal 1) by a plurality of the votes cast, provided that a majority of the outstanding shares of common stock are present or represented and entitled to vote at the Annual Meeting. Thus, the five nominees who receive the greatest number of “FOR” votes will be elected directors.

The ratification of Haynie & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 2), and the approval of the Radnostix 2026 Incentive Plan (Proposal 3) require the affirmative vote of a majority of the shares entitled to vote, present in person or represented by proxy at the Annual Meeting.

Abstentions are shares that abstain from voting on a particular matter. Abstentions effectively count as being present for purposes of determining whether a quorum of shares is present at the Annual Meeting. Abstentions will have no effect on Proposal 1, the election of directors. Abstentions will have the same effect as a vote “AGAINST” the ratification of the appointment of our independent registered public accounting firm (Proposal 2) and the Radnostix 2026 Incentive Plan proposal (Proposal 3).

If your broker holds your shares in its name (also known as “street name”), and does not receive voting instructions from you, the broker is permitted to vote your shares only on “routine” matters. The ratification of Haynie & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2) is the only discretionary matters that a broker is permitted to vote on at the Annual Meeting. Broker non-votes will have no effect on the outcome of the vote for Proposals 1 or 3. We urge you to give voting instructions to your broker on all voting items.

Q:	Is cumulative voting permitted for the election of directors?

A:

No. We do not allow you to cumulate your vote in the election of directors. For all matters proposed for shareholder action at the Annual Meeting, each share of common stock outstanding as of the close of business on the Record Date is entitled to one vote.

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Q:	What happens if additional matters are presented at the Annual Meeting?

A:

Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Shahe Bagerdjian and W. Matthew Cox will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board, unless the Board chooses to reduce the number of directors serving on the Board.

Q:	What does it mean if I receive more than one set of proxy materials?

A:

If you received more than one Notice (or full set of printed proxy materials), this means that you have multiple accounts holding shares of our common stock. These may include accounts with our transfer agent, and accounts with a broker, bank or other holder of record. Please vote all proxy cards for which you receive a Notice (or full set of printed proxy materials) to ensure that all of your shares are voted.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:

We are making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We may also engage a proxy solicitor for a reasonable fixed fee, plus reasonable expenses for such services. Upon request, we will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to shareholders. Your cooperation in promptly voting your shares and submitting your proxy by telephone, Internet or by completing and returning the enclosed proxy card will help to avoid additional expense.

Q:	What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders or to nominate individuals to serve as directors?

A:	You may submit proposals, including director nominations, for consideration at future shareholder meetings.

Shareholder Proposals: For a shareholder proposal to be considered for inclusion in our proxy statement for the 2027 Annual Meeting of Shareholders pursuant to SEC Rule 14a-8, the written proposal must be received by our Secretary at our principal executive offices no later than February 5, 2027.  If the date of the 2027 Annual Meeting of Shareholders is moved more than 30 days before or after the anniversary date of this year’s Annual Meeting, the deadline for inclusion of proposals in our proxy statement is instead a reasonable time before we begin to print and mail the proxy materials.  Such proposals must also comply with SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials.  Proposals should be addressed to Radnostix, Attn: Secretary, 4137 Commerce Circle, Idaho Falls, Idaho 83401.

For a shareholder proposal that is not intended to be included in our proxy statement as described above, the shareholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of our common stock to approve that proposal and give notice to us no later than April 17, 2027.  If the date of the 2027 Annual Meeting of Shareholders is moved more than 30 days before or after the anniversary date of this year’s Annual Meeting, the deadline is instead a reasonable time before we mail the proxy materials.

Nomination of Director Candidates: You may propose director candidates for consideration by the Board.  Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to our Secretary at the address of our principal executive offices set forth above.

To comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), no later than May 17, 2027. In addition, Rule 14a-19 under the Exchange Act requires additional information be included in director nomination notices, including a statement that the stockholder intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors. If any change occurs with respect to such stockholder’s intent to solicit the holders of shares representing at least 67% of such voting power, such stockholder must notify us promptly.

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Q:	How may I communicate with the Board or the non-employee directors on the Board?

A:

Any shareholder or other interested party may contact the Board or any individual director, including any non-employee director or the non-employee directors as a group, by directing the communication by mail or fax addressed to Radnostix, Attn: Chairman of the Board of Directors, 4137 Commerce Circle, Idaho Falls, Idaho 83401, Fax: (208) 524-1411. In general, any shareholder communication delivered to us for forwarding to the Board or specified directors will be forwarded in accordance with the shareholder’s instructions.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We will announce the voting results of the Annual Meeting in a Current Report on Form 8-K, which will be filed with the SEC within four business days following the Annual Meeting.

Q:	Who can help answer my questions?

A:

If you have any questions about the Annual Meeting or how to vote or revoke your proxy, you should contact us at Radnostix, Attn: Secretary, 4137 Commerce Circle, Idaho Falls, Idaho 83401, or by telephone at (208) 524-5300.

RADNOSTIX | 2026 PROXY STATEMENT | 6

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board currently consists of five directors: Dr. Robert Atcher, Dr. Duke Fu, Christopher Grosso, Steve T. Laflin, and Shahe Bagerdjian. At the Annual Meeting, each director will be elected to serve until the next annual meeting of shareholders and until his successor is elected and qualified. There are no family relationships among our executive officers and directors.

If you are a record holder and you sign your proxy card, but do not give instructions with respect to the voting of directors, your share will be voted “FOR” each of the five director nominees recommended by the Board. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy card.

The Board expects that all of the director nominees will be available to serve as directors, and each of the director nominees has consented to being named in this proxy statement. In the event that any director nominee should become unavailable, however, the proxy holders, Shahe Bagerdjian and W. Matthew Cox, will vote for a director nominee or nominees designated by the Board, unless the Board chooses to reduce the number of directors serving on the Board.

Director Nominees

Biographical information and the business experience for our directors who were nominated by our Board for re-election at the Annual Meeting is set forth below.

Dr. Robert Atcher, age 74, has served as a director since August 2017. Dr. Atcher retired in 2017 from the Los Alamos National Laboratory, a national nuclear laboratory for the U.S. Department of Energy, where, for over 20 years, he worked on various medical applications for isotopes. Dr. Atcher also retired as the UNM/LANL Professor of Pharmacy in the College of Pharmacy at University of New Mexico in 2018. From 2016 to 2018, Dr. Atcher served as President of the Education and Research Foundation for the Society of Nuclear Medicine and Molecular Imaging, a nonprofit foundation to support research and training for professionals in the field, and he is a past president and fellow of the Society of Nuclear Medicine and Molecular Imaging. He is also a Fellow of the American Institute of Chemistry. Dr. Atcher graduated from Washington University in St. Louis with a degree in Chemistry, received his Ph.D. in Nuclear Chemistry from the University of Rochester, and his postdoctoral training was done at Harvard Medical School in Boston, Massachusetts. He also received an M.B.A. from the University of New Mexico. Dr. Atcher is a radiopharmaceutical chemist who has focused his work on the diagnosis and treatment of cancer and heart disease. Dr. Atcher’s significant expertise in nuclear medicine provides invaluable expertise to our Board in matters regarding our operations and strategic direction.

Shahe Bagerdjian, age 42, has served as our President since April 2023 and as our Chief Executive Officer since September 2023. Previously, Mr. Bagerdjian held various positions at Global Medical Solutions (GMS), a leading manufacturer and provider of radiopharmaceuticals and diagnostic imaging products for applications in nuclear medicine, from March 2012 to April 2023, most recently as Senior Vice President - Operations & Business Development. During his time at GMS, Mr. Bagerdjian was responsible for implementing the short- and long- term strategy for the business as well as the day-to-day operations and other functions, including sales, engineering, quality, regulatory, compliance, logistics, finance, legal and human resources. Mr. Bagerdjian also serves as the Vice Chairman of the Board of Directors of The Council on Radionuclides and Radiopharmaceuticals, Inc. (CORAR) since January 2025, and as an Independent Director of RPT Labworks since April 2026. Mr. Bagerdjian received Bachelor of Science degrees in Business Law and Finance from California State University, Northridge. In addition to his knowledge and experience from his service as our President and Chief Executive Officer, Mr. Bagerdjian’s significant background in the nuclear medicine industry is invaluable to the Board.

Dr. Duke W. Fu, age 46, has served as a director since October 2025. Dr. Fu is a seasoned pharmaceutical executive and Board-Certified Nuclear Pharmacist with over two decades of experience in nuclear medicine, radiopharmaceutical operations, and GMP-compliant manufacturing. Dr. Fu holds a Doctor of Pharmacy and a Master of Business Administration from The University of New Mexico and has a Post Doctorate Specialization as a Board-Certified Nuclear Pharmacist from Purdue University. Since 2015, Dr. Fu has served as the chief executive officer of Green Therapeutics and acted as interim chief executive officer and chief operating officer of Australis Capital from 2020 to 2022. Prior to this, Dr. Fu was a managing partner at Cardinal Health overseeing nuclear pharmaceutical manufacturing and commercial development of novel nuclear imaging and therapeutic agents and was a managing partner at Biotech Pharmacy, where he focused on managing compounding and dispensing of radioactive medicine and overseeing extensive regulatory compliance matters, until Biotech Pharmacy was acquired by Cardinal Health.

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Christopher Grosso, age 58, has served as a director since April 2002 and as the Chairman of the Board since July 2017. Mr. Grosso has been a partner of Kershner Grosso, Inc. (“Kershner Grosso”), a New York-based money management firm, since 1998, where he currently leads the firm’s investment research, stock selection and trading activities. Mr. Grosso was also a member of RadQual, LLC (“RadQual”), a global supplier of molecular imaging quality control devices, until its sale to the Company in July 2021. From 1989 to 1998, Mr. Grosso was a Senior Research Analyst and Portfolio Manager with Kershner Grosso. Prior to joining Kershner Grosso, Mr. Grosso was with Howe and Rusling Investment Management and Chase Manhattan Bank. Mr. Grosso received a B.S. in Business Administration from Skidmore College. Mr. Grosso’s significant financial expertise, including extensive experience with capital markets, investment banking and venture capital transactions, provides invaluable expertise to our Board in matters regarding our capital requirements and strategic direction.

Steve T. Laflin, age 69, has served as a director since June 2001. From August 2001 to September 2023, Mr. Laflin served as our President and Chief Executive Officer. Since September 2023, Mr. Laflin has served as a consultant to the Company. Mr. Laflin was also a member of RadQual until its sale to the Company in July 2021. From 1996 to 2001, he served as President and General Manager of International Isotopes Idaho Inc., one of our subsidiaries. Mr. Laflin received a B.S. in Physics from Idaho State University and has been employed in various senior engineering and management positions in the nuclear industry since 1992. In addition to his institutional knowledge from his long tenure of service to us and his position as an executive officer, Mr. Laflin’s significant engineering and management background in the nuclear industry is invaluable to the Board.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD.

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CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

We are committed to having sound corporate governance principles, which are essential to running our business efficiently and maintaining our integrity in the marketplace.  Our Code of Ethics is available at www.intisoid.com in the Investor Center section of our website.

Board Independence

The Board has determined that each of our current directors and nominees, other than Steve T. Laflin and Shahe Bagerdjian, is “independent” under listing rules of The Nasdaq Stock Market (“Nasdaq”).  Mr. Bagerdjian is not considered independent because he currently serves as our President and Chief Executive Officer, and Mr. Laflin is not independent because of his prior role as an executive officer of the Company within the last three years. Furthermore, the Board has determined that none of the members of either of our standing committees has a material relationship with us (either directly, through a family member or as a partner, executive officer or controlling shareholder of any organization that receives or makes payments from or to us) and each is “independent” within the meaning of Nasdaq’s director independence standards under Nasdaq listing rules.

Board Committees

Our Board has three standing committees: (1) Audit Committee, (2) Compensation Committee, and (3) Nominating Committee. The membership and the function of each of the committees are described below. All the committees operates under a written charter adopted by the Board, which are available in the Investor Center section of our website at www.radnostix.com.

Audit Committee

The Audit Committee assists the Board in overseeing the integrity of our financial statements, our compliance with legal and regulatory requirements, our independent registered public accounting firm’s qualifications and independence, and the performance of any internal audit function and our independent registered public accounting firm. The Audit Committee is comprised of three members, Christopher Grosso, Dr. Robert Atcher, and Dr. Duke Fu, with Mr. Grosso serving as the chairman. Each of Mr. Grosso, Dr. Atcher, and Dr. Fu is an “independent” director for audit committee service under Nasdaq listing rules and applicable SEC rules and regulations. The Audit Committee is directly responsible for the appointment, compensation, and oversight of our independent registered public accounting firm, and our independent registered public accounting firm reports directly to the Audit Committee. The responsibility of the Audit Committee includes resolving disagreements between our management and the independent registered public accounting firm related to financial reporting. The Audit Committee is also responsible for establishing procedures for receipt of complaints relating to accounting, internal control, and auditing and confidential, anonymous information submitted by employees relating to questionable accounting or auditing matters. The Audit Committee has the authority to employ independent counsel and other advisors in connection with its duties. The Board has determined that each of Mr. Grosso, Dr. Atcher, and Dr. Fu are “audit committee financial experts” based on their prior experience as disclosed in their respective biographies in the section entitled “Proposal 1: Election of Directors—Director Nominees.” The Audit Committee held one meeting in 2025.

The report of the Audit Committee is included in the section entitled “Audit Committee Report” of this proxy statement.

Compensation Committee

The Compensation Committee reviews the compensation and benefits of all of our officers annually, makes recommendations to the Board and reviews general policy matters relating to compensation and benefits of our employees, including administration of our equity compensation plans. The Compensation Committee is comprised of two members, Christopher Grosso and Dr. Robert Atcher, with Mr. Grosso serving as the chairman. The Compensation Committee held two meetings in 2025. We do not use any compensation consultants to determine, or recommend, any compensation for our officers or directors. Executive officers have no role in determining their own compensation. The non-employee directors approve the compensation of our Chief Executive Officer. The entire Board, including Mr. Bagerdjian, our Chief Executive Officer, approves the compensation of our Chief Financial Officer. The practice of the Board has been to require unanimous approval to approve any action with respect to director compensation.

RADNOSTIX | 2026 PROXY STATEMENT | 9

Nominating Committee

The Nominating and Corporate Governance Committee is responsible for, among other things, identifying individuals qualified to become members of the Board of Directors, recommending director nominees for election or appointment, and developing and recommending corporate governance principles applicable to the Company. During the fiscal year ended December 31, 2025, the Nominating and Corporate Governance Committee was comprised of Christopher Grosso and Robert Atcher. The Board has determined that each member of the Nominating and Corporate Governance Committee is independent within the meaning of the applicable independence standards of Nasdaq listing rules and applicable SEC rules and regulations.

Consideration of Director Nominees

Shareholder Nominees.  The Board does not have a formal policy regarding the consideration of director candidates nominated by shareholders because the Board is small and there is low turnover among its members.  Shareholders may nominate director candidates in writing, including the nominee’s name and qualifications for Board membership, directed to our Secretary at the address of our principal executive offices set forth above. Assuming that appropriate and requisite information has been provided on a timely basis, the Board will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Director Qualifications.  Board members should have high standards of professional and personal ethics, integrity and values.  They should have relevant experience and ability with respect to making and overseeing policy in business, technology, government or education sectors.  They should be committed to acting in our best interests and to objectively assessing Board, committee and management performance.  They should have sufficient time to carry out their duties and should have the willingness and ability to serve multiple terms to develop a deeper understanding of our business affairs.  Board members should be willing to avoid activities or interests that may create a conflict of interest with the director’s responsibilities and duties to us. We do not have a separate policy regarding consideration of diversity in identifying director nominees, but the Board strives to nominate directors with a variety of skills and backgrounds so that, as a group, the Board will possess a broad perspective and the appropriate talent, skills and expertise to oversee our business, including gender, racial, ethnic and cultural diversity.

Identifying and Evaluating Nominees for Directors.  The Board uses a variety of methods for identifying and evaluating nominees for director. In the event of a vacancy on the Board, various potential candidates for director will be considered. Candidates may come to the Board’s attention through current Board members, professional search firms, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the Board, and, may be considered at any point during the year. As noted above, properly submitted shareholder nominations for candidates to the Board will be considered. Following verification of the shareholder status of persons proposing candidates, recommendations will be aggregated and considered by the Board at a regularly scheduled meeting. If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials will be forwarded to the Board. In evaluating nominees, the Board will seek to achieve a balance of knowledge, experience and capability on the Board.

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Board and Committee Meetings and Attendance

During 2025, the Board held four meetings.  Each director attended at least 75% of the aggregate of: (i) the total number of meetings of the Board (held during the period for which he was a director); and (ii) the total number of meetings held by all committees of the Board on which he served (during the period that he served).

Attendance of Directors at 2025 Annual Meeting of Shareholders

While we do not have a formal policy requiring our directors to attend shareholder meetings, directors are invited and encouraged to attend all meetings of shareholders. All of our directors at the time attended the 2025 Annual Meeting of Shareholders.

Board Leadership Structure

Christopher Grosso serves as the Chairman of the Board and Mr. Bagerdjian serves as our President and Chief Executive Officer and as a director.  The Board does not have a policy regarding separation of the roles of Chief Executive Officer and Chairman of the Board. The Board believes it is in our best interests to make that determination based on current circumstances. The Board has determined that having a separate Chairman and Chief Executive Officer at this time is appropriate given the current characteristics of our management and is in the best interest of our company and our shareholders.  Mr. Grosso, with his significant financial expertise and experience with the Company, is most capable of effectively identifying strategic priorities, leading Board discussions, and defining our strategic objectives. Mr. Bagerdjian, as our President and Chief Executive Officer, is the individual selected by the Board to manage our company on a day-to-day basis, and his direct involvement in our operations allows him to provide valuable insights with respect to strategic planning, the operational requirements to meet our short- and long-term objectives, and management of risks facing our company.  Our independent directors bring experience, oversight and expertise from outside our company and the industry.

Board’s Role in Risk Oversight

The Board oversees our risk management activities. One of the Board’s primary responsibilities under our corporate governance guidelines is reviewing our strategic plans and objectives, including our principal risk exposures. The Board addresses, at least annually, our principal current and future risk exposures, including any cyber-security risks. The Board receives regular reports from members of its committees, senior management, and professional consultants on areas of material risk to our business, including operational, financial, legal and regulatory, and strategic and reputation risks. The Audit Committee oversees our procedures for the receipt, retention and treatment of complaints relating to accounting and auditing matters and oversees our management of legal and regulatory compliance systems. The Compensation Committee oversees risks relating to our compensation plans and programs. The Compensation Committee has reviewed and considered our compensation policies and programs in light of the Board’s risk assessment and management responsibilities and will do so in the future on an annual basis. The Compensation Committee believes that we have no compensation policies and programs that give rise to risks reasonably likely to have a material adverse effect on us.

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Insider Trading Arrangements and Policies

The Board has adopted insider trading policies and procedures governing the purchase, sale, and/or other dispositions of our securities, and the securities of publicly traded companies with whom we have a business relationship, by our directors, officers, employees and consultants that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and the Nasdaq listing standards. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025.

Code of Ethics

We have adopted a Code of Ethics for our principal executive officer, principal financial officer, principal accounting officer or controller, and directors. The Code of Ethics is available under the Investor Center of our website at www.radnostix.com. We intend to disclose any changes in or waivers from the Code of Ethics that are required to be disclosed by posting such information on our website.

Anti-Hedging and Anti-Pledging Policy

Although the Company has no formal policy regarding hedging transactions, the Company discourages employees, officers and directors from engaging in hedging transactions designed to offset decreases in the market value of our securities, including certain forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts. In addition, the Company discourages employees, officers and directors from holding our stock in a margin account or pledging our securities as collateral to secure loans or other obligations.

Disclosure of Policies and Practices Related to the Grant of Certain Equity Awards

From time to time, the Company grants stock options to its employees, including the named executive officers. Historically, the Company has granted new-hire option awards to certain employees on or soon after the new employee's employment start date. In addition, from time to time, the Company has granted option awards to employees as part of annual employee bonuses as approved by the Compensation Committee. Employees receive stock option awards for reaching certain anniversaries from the start of their employment; these option awards are granted according to an anniversary awards schedule approved by the Compensation Committee. The Company's directors typically receive equity awards at the time of a director’s initial appointment or election to the Board. Directors may be granted additional equity awards (including stock options) from time to time.

The Company does not otherwise maintain any written policies on the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features. The Compensation Committee considers whether there is any material nonpublic information (“MNPI”) about the Company when determining the timing of stock option grants and does not seek to time the award of stock options in relation to the Company’s public disclosure of MNPI.

During the year ended December 31, 2025, the Company did not grant option awards in anticipation of the release of MNPI or time the release of MNPI for the purpose of affecting the value of executive compensation.

Communications with the Board

Any shareholder or other interested party may contact the Board or any individual director, including any non-employee director or the non-employee directors as a group, by directing the communication by mail or fax addressed to Radnostix, Attn: Chairman of the Board of Directors, 4137 Commerce Circle, Idaho Falls, Idaho 83401, Fax: (208) 524-1411. In general, any shareholder communication delivered to us for forwarding to the Board or specified directors will be forwarded in accordance with the shareholder’s instructions.

RADNOSTIX | 2026 PROXY STATEMENT | 12

PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Haynie & Company has been appointed by the Audit Committee to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Haynie & Company has served as our independent registered public accounting firm since November 2018. Representatives of Haynie & Company are expected to attend the Annual Meeting in person or via teleconference, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Although shareholder approval is not required, we desire to obtain from our shareholders an indication of their approval or disapproval of the Audit Committee’s action in appointing Haynie & Company as our independent registered public accounting firm of our company for 2026. If our shareholders do not ratify and approve this appointment, the Audit Committee will consider whether it should select other independent auditors.

Independent Registered Public Accounting Firm Fees

Fees billed by Haynie & Company in fiscal years 2024 and 2025 were as follows:

Services Rendered	2024	2025
Audit Fees(1)	$122,784	$122,139
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$122,784	$122,139

(1)	For professional services for auditing our annual financial statements and reviewing the financial statements included in our other periodic reports filed with the SEC.

Pre-Approval Policies and Procedures

The Audit Committee is required to pre-approve all audit and non-audit services provided by our independent registered public accounting firm. The Audit Committee approved the Haynie & Company to provide audit services and pre-approved all of the services and fees of our independent registered public accounting firms for 2024 and 2025.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF HAYNIE & COMPANY AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

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AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2025 with our management and Haynie & Company, our independent registered public accounting firm. Management is responsible for the preparation, presentation and integrity of the financial statements, accounting and financial reporting principles and internal control over financial reporting. Haynie & Company is responsible for performing an independent audit of the financial statements in accordance with generally accepted accounting principles and for expressing opinions on the conformity of the financial statements with accounting principles generally accepted in the United States.

The Audit Committee has discussed with Haynie & Company the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC and has received the written disclosures and the letter from Haynie & Company required by applicable requirements of the PCAOB regarding communications with the Audit Committee concerning independence and has discussed with Haynie & Company their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.

Audit Committee Report Submitted by:

Christopher Grosso (Chair)

Robert Atcher

Duke Fu

RADNOSTIX | 2026 PROXY STATEMENT | 14

PROPOSAL 3: APPROVAL OF THE RADNOSTIX 2026 INCENTIVE PLAN

We are asking shareholders to approve the Radnostix 2026 Incentive Plan (the “2026 Plan”). On July 14, 2025, the Company's 2015 Equity Incentive Plan (the “2015 Plan”) expired. The 2026 Plan would make available for grant 12 million shares. The term of the 2026 plan would be ten years from the date of shareholder approval.

The purpose of the 2026 Plan is to attract, retain and motivate employees, officers, directors, and other service providers of the Company and its affiliated companies by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company’s shareholders.  The Company currently has no other plan from which it can grant equity awards to employees. The 2026 Plan also enhances the Company’s corporate governance framework and positions the Company for compliance with the requirements applicable to companies listed on a national securities exchange.

The 2026 Plan was approved by the Board of Directors on June 2, 2026 and will become effective upon receipt of our shareholders’ approval at the Annual Meeting. In the event that the required votes to approve the 2026 Plan are not obtained, the 2026 Plan will not become effective.

In setting the number of proposed additional shares issuable under the 2026 Plan, the Board considered a number of factors including: shares that were not granted under the 2015 Plan when it terminated and how long the shares available (both currently and assuming the approval by the shareholders of this Proposal No. 3) are expected to last; historical equity award granting practices; impact of equity awards under the 2026 Plan and dilution; the desire to keep a remaining number of authorized shares unissued or reserved for other possible future strategic business purposes after any shares are reserved for the 2026 Plan.

Summary of the Plan

A copy of the 2026 Plan is attached to this Proxy Statement as Annex A and is incorporated herein by reference. The following description is a summary and does not purport to be a complete description and is qualified in its entirety by reference to the text of the 2026 Plan set forth in Annex A. See Annex A for more detailed information.

Administration - The Compensation Committee

The 2026 Plan will be administered by the Board or Compensation Committee, which has broad authority to determine participants, award types, and award terms.

Eligibility

Awards may be granted under the 2026 Plan to employees, officers and directors, including non-employee directors, and consultants, agents, advisors and independent contractors of the Company and its affiliates. As of May 30, 2026, approximately 40 employees and 3 non-employee directors would be eligible to participate in the 2026 Plan.

Types of Awards

The 2026 Plan permits the grant of options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other stock- or cash-based awards. The specific terms and conditions of awards, including vesting, performance criteria and settlement, will be determined by the Compensation Committee.

Shares Subject to the 2026 Plan

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Number of Shares Reserved for Issuance. The 2026 Plan authorizes the issuance of up to 12,000,000 shares of common stock. Shares of common stock covered by an award granted under the 2026 Plan will not be counted as used unless and until they are actually issued and delivered to a participant. Shares relating to awards granted under the 2026 Plan that are forfeited, settled for cash or otherwise terminated and shares withheld by or tendered to the Company in connection with the exercise of an option or other award granted under the 2026 Plan or in connection with the satisfaction of tax withholding obligations relating to awards or exercises of options or other awards will become available for issuance under the 2026 Plan. Awards made or adjusted to assume or convert awards in connection with acquisition transactions will not reduce the number of shares authorized for issuance under the 2026 Plan. The shares of stock deliverable under the 2026 Plan may consist in whole or in part of authorized and unissued shares or shares purchased in the open market or otherwise. The committee may adjust the aggregate number of shares or the number of shares subject to awards under the 2026 Plan in the event of a change affecting shares of common stock, such as stock dividends, recapitalization, reorganization or mergers.

Nonassignability of Awards

Unless the committee determines otherwise for certain permitted transferees, no award granted under the 2026 Plan may be sold, assigned, transferred, pledged or otherwise encumbered by a participant, other than by will, by designation of a beneficiary in a manner established by the committee or by the laws of descent and distribution. Each award may be exercisable, during the participant’s lifetime, only by the participant, or, if permissible under applicable law, by the participant’s guardian or legal representative.

Term, Termination and Amendment

Unless earlier terminated by the Company’s Board of Directors or the committee, the 2026 Plan will terminate on July 16, 2036, assuming approval of the 2026 Plan at the Annual Meeting. The Company’s Board of Directors or the committee may generally amend, alter, suspend, discontinue or terminate all or a portion of the 2026 Plan at any time, as long as the rights of a participant are not materially impaired without the participant’s consent, subject to shareholder approval to the extent necessary to comply with applicable law, stock exchange rule or regulatory requirements or, as determined by the committee, to qualify with tax requirements. The committee may amend the terms of any award granted, prospectively or retroactively, but cannot materially impair the rights of any participant without the participant’s consent. The committee may reprice options or SARs without shareholder approval.  Generally, no change or adjustment may be made to an outstanding incentive stock option, without the consent of the participant that would cause the incentive stock option to fail to continue to qualify as an incentive stock option under the Code.

Change in Control

Under the 2026 Plan, to maintain all of the participants’ rights in the event of a merger or consolidation where the Company is not the surviving company; the dissolution of the Company, or a transfer of all or substantially all of the assets of the Company:

●

Any options and stock appreciation rights will become fully exercisable and vested to the full extent of the original grant and any restrictions applicable to any restricted stock or stock units will lapse, unless provision is otherwise made in writing in connection with the transaction for the substitution of securities of another corporation,

●	All performance shares and performance units then vested will be immediately settled or distributed, and
●	The committee can provide a cash-out for awards in connection with the transaction.

Other Information

The market price of the Company’s common stock as reported on the over the counter bulletin board on May 29, 2026, was $0.08 per share.

All awards under the 2026 Plan are made at the discretion of the Administrator. Therefore, the benefits and amounts that will be received or allocated under the 2026 Plan are not determinable at this time. As of May 29, 2026, there were (i) 25,437,500 shares of common stock subject to outstanding options under the 2015 Plan and (ii) 3,000,000 restricted stock units. Any shares relating to awards granted under the 2015 Plan that are forfeited, settled for cash or otherwise terminated and shares withheld by or tendered to the Company in connection with the exercise of an option or other award granted under the 2015 Plan or in connection with the satisfaction of tax withholding obligations relating to awards or exercises of options or other awards will return to the Company’s authorized shares unissued or reserved as the 2015 Plan has terminated.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVALOF THE RADNOSTIX 2026 INCENTIVE PLAN.

RADNOSTIX | 2026 PROXY STATEMENT | 16

MANAGEMENT

The following table sets forth certain information regarding our executive officers who are responsible for overseeing the management of our business and one key employee as of May 27, 2025:

Name	Age	Positions with the Company
Executive Officers:
Shahe Bagerdjian	42	President, Chief Executive Officer and Director
W. Matthew Cox	42	Chief Financial Officer and Secretary

Key Employee:
John Miller	61	Radiation Safety and Regulatory Manager

Please refer to the biographical information for Shahe Bagerdjian set forth in the section entitled “Proposal 1: Election of Directors—Director Nominees” of this proxy statement.

W. Matthew Cox has served as our Chief Financial Officer and Secretary since September 2019. Previously, Mr. Cox served as our Controller from April 2019 until September 2019. Prior to this role, Mr. Cox served as Controller for DL Beck Inc., a commercial general contractor, from August 2016 to March 2019, and as a Ranch Analyst for Riverbend Ranch, a large, registered Angus cattle ranch, from December 2013 to August 2016. From October 2008 to December 2013, Mr. Cox served in various accounting roles for Kingston Companies, a privately-held conglomerate of companies in the agriculture, trucking, and real estate development businesses, and John & John PLLC, a public accounting firm. Mr. Cox received a Bachelor of Science degree in accounting from Brigham Young University – Idaho and an MBA from the University of Illinois - Urbana Champaign. Mr. Cox is a Certified Public Accountant licensed in the State of Idaho.

John Miller has served as our Radiation Safety and Regulatory Manager since 2001.  In addition to overseeing our radiation and safety programs, Mr. Miller is the lead employee for regulatory issues and licensing.  Considering the extensive requirements for regulatory compliance, licensing, and permits, Mr. Miller plays an especially important role for our business.  Mr. Miller has decades of nuclear physics, safety, and licensing experience and has been instrumental in preparation and approval of our Nuclear Regulatory Commission (“NRC”) license for operations in Idaho and more than 41 subsequent amendments to that license.  Mr. Miller was also instrumental in our successful completion of NRC licensing for our proposed uranium de-conversion and fluorine extraction processing facility in New Mexico. Mr. Miller has a BS in Physics, an MS in Environmental Engineering, and is a Certified Health Physicist.

RADNOSTIX | 2026 PROXY STATEMENT | 17

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

2025 Summary Compensation Table

The following table provides information concerning the compensation of our named executive officers for the fiscal years ended December 31, 2025 and 2024.

				Stock	Option	All Other
		Salary	Bonus	Awards	Awards	Compensation	Total
Name and Principal Position	Year	($)	($)	($)(1)	($)(1)	($)(2)	($)
Shahe Bagerdjian	2025	309,209	55,000	1,119,238	—	120	1,483,567
President, Chief Executive Officer	2024	294,572	64,510	70,500	—	120	429,702
W. Matthew Cox	2025	161,897	5,271	5,413	—	120	172,701
Chief Financial Officer and Secretary	2024	147,445	379	—	712	118	148,654

(1)

The amounts included under the “Stock Awards” and “Option Awards” columns reflect the aggregate grant date fair value of the option and stock awards granted in each respective fiscal year, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, excluding the effect of any estimated forfeitures. Assumptions used in the calculations of these amounts are included in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.

(2)	Consists of life insurance premiums paid by the Company for each of our named executive officers.

Narrative Disclosure to Summary Compensation Table

Shahe Bagerdjian Employment Agreement.  In October 2025, we entered into an Executive Employment Agreement, (the “Bagerdjian Employment Agreement”) with Mr. Bagerdjian to originally serve as consultant to the Company, then later as our President and Chief Executive Officer, subject to Board appointment and approval. Pursuant to the Bagerdjian Employment Agreement, Mr. Bagerdjian will initially be paid a base salary of $314,000 as of July 18, 2025 with 5% automatic annual increases to his base salary over a 5-year term (which 5% increases shall include any milestone salary increases to his base salary based on meeting certain revenue targets described below). He is also eligible to receive additional $50,000 increases to his annual base salary based on the Company’s performance as measured by quarterly revenue metrics (provided that the Company’s quarterly revenue excludes one-time other income items, such as the sale of certain assets) when quarterly revenue hits each of the following: $3.75 million; $6.25 million; $12.5 million; $18.75 million; and $25 million. He is also eligible to receive an annual performance bonus each year targeted payable in cash for each fiscal year within the Term of Employment, in an amount at the discretion of the BOD as determined by the Key Performance Indicators (“KPIs”) agreed to by the Executive and the Board annually. As part of the Employment Agreement, Mr. Bagerdjian was awarded 37,500,000 restricted stock units (“RSUs”), which shall vest upon (i) the Company’s share price being at or above the following levels for 60 consecutive calendar days (“Trigger Date”) and (ii) the earlier of (x) the Company having at least three times the necessary tax withholding amount in available cash or (y) six months following the Trigger Date, vesting as follows: 2,500,000 RSUs will vest at a share price of $0.10; 5,000,000 RSUs will vest at a share price of $0.15; 7,500,000 RSUs will vest at a share price of $0.20; 10,000,000 RSUs will vest at a share price of $0.25; and 12,500,000 RSUs will vest at a share price of $0.30. Mr. Bagerdjian was previously awarded a special equity incentive grant of 6,500,000 RSUs, of which 3,500,000 RSUs have vested, and the remaining 3,000,000 RSUs will vest on April 17, 2026, in accordance with the terms originally granted. In the event Mr. Bagerdjian is terminated by the Company without cause, all unvested RSUs at such time will immediately vest as of the termination date, and if Mr. Bagerdjian is serving in good standing and there is a “change of control” (as defined in the respective RSU award agreements), all unvested RSUs will vest immediately prior to said change of control. Mr. Bagerdjian is also subject to confidentiality, non-compete, nonsolicitation and non-disparagement provisions under his employment agreement.

Upon his termination of employment with the Company for any reason, the Company shall pay Mr. Bagerdjian all accrued and unpaid base salary and benefits through the date of termination In addition, in the event of termination without “Cause” (as defined in the Bagerdjian Employment Agreement), subject to the execution of a severance agreement and general release of claims, Mr. Bagerdjian will be entitled to a severance package consisting of (a) the greater of (i) his current annual base salary for six (6) months following termination or (ii) the amount that would be provided by the severance guidelines that are prevailing at the time of termination, (b) a pro-rata portion of the current year’s bonus, and (c) accelerated vesting of any outstanding RSUs granted to the Mr. Bagerdjian.

RADNOSTIX | 2026 PROXY STATEMENT | 18

2025 Equity Grants.

Other than the RSUs issued as part of the Shahe Bagerdjian Employment Agreement, as detailed above, there were no additional equity grants to executive officers in 2025.

2025 Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding the number and estimated value of outstanding stock awards held by each of our named executive officers as of December 31, 2025.

		Option Awards				Stock Awards
		Number of	Number of			Number of
		Securities	Securities			Shares or	Market Value
		Underlying	Underlying	Option		Units of	of Shares or
		Unexercised	Unexercised	Exercise	Option	Stock that	Units of Stock
		Options (#)	Options (#)	Price	Expiration	Have Not	that Have Not
Name	Grant Date	Exercisable	Unexercisable	($)	Date	Vested	Vested(1)
Shahe Bagerdjian	5/10/2023(2)	—	—	—	—	3,000,000	$ 180,000
	10/10/2025(3)	—	—	—	—	37,500,000	$ 2,250,000
W. Matthew Cox	4/22/2019	187,500	—	$0.04	4/22/2029	—	—
	8/19/2021(4)	160,000	40,000	$0.04	8/19/2031	—	—
	2/21/2022(5)	1,000,000	—	$0.04	2/21/2032	—	—
	3/3/2023(5)	300,000	200,000	$0.04	3/3/2033	—	—
	4/22/2024(4)	5,000	20,000	$0.04	4/22/2034

(1)	Market value is based on the last bid price of our common stock on December 31, 2025 ($0.06 per share).
(2)	Represents 3,000,000 RSUs that were scheduled to vest on April 17, 2026 but were deferred.
(3)	Represents 37,500,000 RSUs which shall vest upon the Company's share price being at or above the following levels for 60 consecutive calendar days (“Trigger Date”) and (ii) the earlier of (x) the Company having at least three times the necessary tax withholding amount in available cash or (y) six months following the Trigger Date, vesting as follows: 2,500,000 RSUs will vest at a share price of $0.10; 5,000,000 RSUs will vest at a share price of $0.15; 7,500,000 RSUs will vest at a share price of $0.20; 10,000,000 RSUs will vest at a share price of $0.25; and 12,500,000 RSUs will vest at a share price of $0.30
(4)	The option vests in five equal annual installments beginning on the first anniversary of the grant date.
(5)	The option vests in five equal annual installments beginning on the grant date.

Termination and Change in Control Arrangements

Under our Amended and Restated 2015 Incentive Plan, which amended and restated our 2006 Equity Incentive Plan (the “2015 Plan”), to maintain all of the participants’ rights in the event of (i) a merger or consolidation where we are not the surviving company; (ii) the dissolution of the Company; or (iii) a transfer of all or substantially all of our assets, any outstanding options will become fully exercisable and vested to the full extent of the original grant and the plan administrator can provide a cash-out for awards in connection with the transaction. If any of these above events had occurred on December 31, 2025, based on the last reported bid price of $0.06 per share of our common stock as reported on the OTCQB on December 31, 2025, Mr. Cox would not have been entitled to receive any cash-out for unvested option awards. Mr. Bagerdjian would have been entitled to receive $2,430,000 for cash-out for unvested RSUs.

RADNOSTIX | 2026 PROXY STATEMENT | 19

As described above, Mr. Bagerdjian is also entitled to certain payments upon the occurrence of certain events under his Employment Agreement. Upon his termination of employment with the Company for any reason, the Company shall pay Mr. Bagerdjian all accrued and unpaid base salary and benefits through the date of  termination In addition, in the event of termination without “Cause” (as defined in the Bagerdjian Employment Agreement), subject to the execution of a severance agreement and general release of claims, Mr. Bagerdjian will be entitled to a severance package consisting of (a) the greater of (i) his current annual base salary for six (6) months following termination or (ii) the amount that would be provided by the severance guidelines that are prevailing at the time of termination, (b) a pro-rata portion of the current year’s bonus, and (c) accelerated vesting of any outstanding RSUs granted to the Mr. Bagerdjian. In addition, upon a “change in ownership,” any outstanding RSUs due to Mr. Bagerdjian will vest immediately prior of such change of ownership. A change of ownership means, but is not limited to, the occurrence of one of the following: the sale, lease or disposition of 50% or more of any interest or assets in the Company or the merger into or with any other entity.

The following table quantifies the post-employment and “change of ownership” payments to Mr. Bagerdjian for the specified trigger events. All calculations assume that the termination of employment occurred on December 31, 2025.

	Change in	Termination with
Type of Compensation	Ownership	Cause
Cash – Base Salary	—	$157,000
Accelerated Vesting of Restricted Stock Units(1)	$2,430,000	$2,430,000
Total Post-Employment or Change-in-Control Compensation	$2,430,000	$2,587,000

(1)    Amount was calculated by multiplying the number of RSUs held on December 31, 2025, by the last bid price of our common stock on December 31, 2025 ($0.06 per share).

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Pay Versus Performance

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following information regarding the relationship between executive compensation actually paid (“CAP”) for our principal executive officer (“PEO”) and Non-PEO named executive officers (“NEOs”), and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. The CAP amounts shown in the table below do not reflect the actual amount of compensation earned by or paid to our named executive officers during the applicable year.

Year	Summary Compensation Table Total for First PEO(1)	Summary Compensation Table Total for Second PEO (2)	Compensation Actually Paid to First PEO(1)	Compensation Actually Paid to Second PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs (1)	Average Compensation Actually Paid to Non-PEO NEOs (3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (4)	Net Income (Loss)
2025	$—	$1,483,567	$—	$2,051,858	172,701	220,305	$200	$(908,002)
2024	—	429,702	—	319,702	148,654	133,471	100	8,574
2023	378,625	367,319	474,084	627,319	159,253	185,275	133	(869,016)

(1)	The PEO for 2024 and 2025 was Shahe Bagerdjian. Both Steve Laflin (“First PEO”) and Shahe Bagerdjian (“Second PEO”) served as PEO in 2023. Our only non-PEO NEO for each year presented was Matthew Cox, our chief financial officer.

(2)

CAP reflects the exclusions and inclusions of certain amounts for the First PEO and Second PEO as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards column set forth in the Summary Compensation Table. Amounts in the Inclusion of Equity Values are derived from the second table in this footnote.

First PEO

Year	Summary Compensation Table Total for First PEO	Exclusion of Stock Awards for First PEO	Inclusion of Equity Values for First PEO	CAP to First PEO
2025	$—	$—	$—	$—
2024	—	—	—	—
2023	378,625	0	95,459	474,084

Year	Year-End Fair Value of Unvested Equity Awards Granted During the Year for First PEO	Change in Fair Value of Unvested Equity Awards Granted in Prior Years for First PEO	Change in Fair Value to Vesting Date of Equity Awards Granted and Vested During Year for First PEO	Change in Fair Value to Vesting Date of Equity Awards Granted in Prior Years for First PEO	Inclusion of Equity Values for First PEO
2025	$—	$—	$—	$—	$—
2024	—	—	—	—	—
2023	—	—	—	95,459	95,459

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Second PEO

Year	Summary Compensation Table Total for Second PEO	Exclusion of Stock Awards for Second PEO	Inclusion of Equity Values for Second PEO	CAP to Second PEO
2025	$1,483,567	$1,119,238	$1,687,529	$2,051,858
2024	429,702	70,500	(39,500)	319,702
2023	367,319	—	260,000	627,319

Year	Year-End Fair Value of Unvested Equity Awards Granted During the Year for Second PEO	Change in Fair Value of Unvested Equity Awards Granted in Prior Years for Second PEO	Change in Fair Value to Vesting Date of Equity Awards Granted and Vested During Year for Second PEO	Change in Fair Value to Vesting Date of Equity Awards Granted in Prior Years for Second PEO	Inclusion of Equity Values for Second PEO
2025	$1,617,529	$30,000	$-	$40,000	$1,687,529
2024	—	(110,000)	10,500	60,000	(39,500)
2023	260,000	—	—	—	260,000

(3)

CAP reflects the exclusions and inclusions of certain amounts for the non-PEO NEO as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards for non-PEO NEO column are the totals from the Stock Awards column set forth in the Summary Compensation Table. Amounts in the Inclusion of Equity Values for non-PEO NEO are derived from the second table in this footnote.

Year	Summary Compensation Table Total for non-PEO NEO	Exclusion of Stock Awards for non-PEO NEO	Inclusion of Equity Values for non-PEO NEO	CAP to non-PEO NEO
2025	$172,701	$-	$47,604	$220,305
2024	148,654	712	(14,471)	133,471
2023	159,253	13,083	39,105	185,275

Year	Year-End Fair Value of Unvested Equity Awards Granted During the Year for non-PEO NEO	Change in Fair Value of Unvested Equity Awards Granted in Prior Years for non-PEO NEO	Change in Fair Value to Vesting Date of Equity Awards Granted and Vested During Year for non-PEO NEO	Change in Fair Value to Vesting Date of Equity Awards Granted in Prior Years for non-PEO NEO	Inclusion of Equity Values for non-PEO NEO
2025	$-	$175	$—	$47,429	$47,604
2024	499	(5,130)	—	(9,840)	(14,471)
2023	10,570	12,982	2,513	13,040	39,105

(4)

Assumes $100 was invested for the period starting December 31, 2022, through the end of the listed year in the Company. Historical stock performance is not necessarily indicative of future stock performance,

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Compensation Actually Paid and TSR

As demonstrated by the following graph, the CAP to the Company’s PEOs and the average amount of CAP to the Company’s non-PEO NEOs are aligned with the Company’s cumulative TSR over the three years presented in the pay versus performance table above.

Compensation Actually Paid and Net Income (Loss)

As demonstrated by the following graph, the CAP to the Company’s PEOs and the average amount of CAP to the Company’s non-PEO NEOs are aligned with the Company’s net income (loss) over the three years presented in the pay versus performance table above.

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2025 Director Compensation

The following table sets forth information regarding compensation for each of our non-employee directors for the year ended December 31, 2025. We generally do not pay our non-employee directors retainer fees or other fees for service related to the Board or its committees. Equity awards may be granted to the members of the Board from time to time under our equity compensation plans. We also reimburse our non-employee directors for their costs associated with attending Board and committee meetings.

In connection with their appointment, Mr. Grosso, Mr. Atcher, Mr. Laflin, and Mr. Fu entered into a Board of Directors Compensation Agreement which entitles them to either 500,000 options or 250,000 RSUs, each of which will vest on the one-year anniversary of the previous annual shareholders' meeting on July 11, 2025. For the term beginning July 11, 2025, these options and RSUs will be granted prior to the annual meeting on July 18, 2026.

The members of the Board did not receive any other compensation in the year ended December 31, 2025.

Mr. Bagerdjian does not receive any additional compensation for his service as a director. See “2025 Summary Compensation Table” above for the compensation by Mr. Bagerdjian.

	Fees Earned or	Option	Stock	All Other
	Paid in Cash	Awards	Awards	Compensation	Total
Name	($)	($)	($)	($)	($)
Christopher Grosso	—	—	—	—	—
Dr. Robert Atcher	—	—	—	—	—
Steve T. Laflin	—	—	—	—	—

As of December 31, 2025, the aggregate number of shares of common stock underlying outstanding stock option awards (for Mr. Grosso and Mr. Laflin) and RSUs (for Dr. Atcher) was as follows: Mr. Grosso - 5,500,000 shares; Dr. Atcher - 2,250,000 shares; and Mr. Laflin – 6,000,000 shares.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of our common stock as of May 26, 2026 by:

●	each person who, to our knowledge, beneficially owned more than 5% of our common stock on that date;
●	each of our named executive officers and directors; and
●	all of our executive officers and directors as a group.

The number of shares beneficially owned by each entity or person is determined under the SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days of May 26, 2026 through the exercise of stock options, the vesting of RSUs, or other right. For purposes of calculating each person’s or group’s percentage ownership, shares that the person or group has the right to acquire within 60 days of May 26, 2026 through the exercise of stock options, the vesting of RSUs, or other right are included as outstanding and beneficially owned for that person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Except as otherwise indicated, each person named in the tables below has sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by such person.

Unless otherwise indicated, the address for all persons named below is c/o Radnostix, 4137 Commerce Circle, Idaho Falls, Idaho 83401.

Name and address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Greater than 5% Shareholders:
Kennerman Associates Inc.(2)	237,489,559	42.4%
480 Broadway, Suite 310
Saratoga Springs, New York 12866
John M. McCormack and related parties(3)	110,225,590	20.6%
1303 Campbell Road
Houston, TX 77055
Directors and Named Executive Officers:
Robert Atcher(4)	2,750,000	*
Christopher Grosso(5)	65,645,540	12.2%
Steve T. Laflin(6)	18,786,700	3.5%
Duke W. Fu	—	—
Shahe Bagerdjian	9,026,999	1.7%
Matthew Cox(7)	2,908,684	*

*	Less than 1%.

(1)	Percentage beneficially owned below is based on 529,130,353 shares of our common stock outstanding on May 26, 2026.

(2)

Based on a Schedule 13G/A filed with the SEC on May 14, 2026, reporting beneficial ownership as of December 31, 2025, for which Kennerman Associates, Inc. d/b/a Kershner Grosso & Co. has shared dispositive power and includes shares of various investment advisory clients and shares held by Christopher Grosso, a principal of Kennerman Associates, Inc. d/b/a Kershner Grosso & Co. and our Chairman of the Board.

(3)

Includes (i) 99,592,652 shares beneficially held by trusts for the benefit of Mr. McCormack’s family members, and (ii) 7,000,000 shares issuable upon conversion of our Series C Convertible Redeemable Preferred Stock (the “Series C Preferred Stock”).

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(4)	Includes 2,000,000 shares subject to stock options currently exercisable or exercisable within 60 days of May 26, 2026.

(5)

Includes (i) 5,000,000 shares subject to stock options currently exercisable or exercisable within 60 days of May 26, 2026, and (ii) 5,040,000 shares issuable upon conversion of our Series C Preferred Stock, and (ii) 5,102,581 shares beneficially held by family members.  Excludes 170,999,219 shares of common stock owned by various investment advisory clients of Kennerman Associates, Inc. d/b/a Kershner Grosso & Co.

(6)	Includes 6,000,000 shares subject to stock options currently exercisable or exercisable within 60 days of May 26, 2026.

(7)	Includes 1,752,500 shares subject to stock options currently exercisable or exercisable within 60 days of May 26, 2026.

(8)

Includes an aggregate of (i) 14,752,500 shares subject to stock options currently exercisable or exercisable within 60 days of May 26, 2026, and (ii) 5,040,000 shares issuable upon conversion of our Series C Preferred Stock.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. To our knowledge, based solely on a review of the copies of such reports filed with the SEC and written representations furnished to us that no other reports were required, we believe that all reports of our officers, directors and persons who beneficially own more than 10% of our common stock required under Section 16(a) were timely filed during the year ended December 31, 2025, except for one Form 4 for Chris Grosso related to shares issued in lieu of cash at the option of the holder for dividend payable on February 17, 2025 which was filed on April 30, 2026.

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RELATED PERSON TRANSACTIONS

2018 Promissory Note

In April 2018, we borrowed $120,000 from our then Chief Executive Officer and Chairman of the Board pursuant to a promissory note (the 2018 Promissory Note). The 2018 Promissory Note is secured and accrues interest at 6% per annum, which is payable upon maturity of the 2018 Promissory Note. At any time, the holders of the 2018 Promissory Note may elect to have any or all of the principal and accrued interest settled with shares of our common stock based on the average price of the shares over the previous 20 trading days. The 2018 Promissory Note was originally due August 1, 2018. Pursuit to six modifications within the period of June 2018 and December 2023, the 2018 Promissory Note was modified to extend the maturity date to January 31, 2025, with all remaining terms unchanged. In February 2024, the 2018 Promissory Note was modified to (i) extend the maturity date to March 31, 2026, (ii) remove the security provision to allow for the DUF6 Asset Sale, (iii) if reasonably possible, to reinstate a security provision against our sodium iodide ANDA and iodine-131 Processing Hot Cell, and (iv) to reinstate all security interests if the DUF6 Asset Sale does not close by March 31, 2026, with all remaining terms unchanged. To date, we have not yet removed the security interests against any of our assets related to this note. In August 2025, the 2018 Promissory Note was modified again to extend the maturity date to March 31, 2028, with all remaining terms unchanged. At December 31, 2025, accrued interest on the note totaled $55,370.

2019 Promissory Note

In December 2019, we entered into a promissory note agreement with our then Chief Executive Officer, Chairman of the Board, former Chairman of the Board, and one of our major shareholders (the 2019 Promissory Note). The 2019 Promissory Note bears an interest rate of 4% annually and was originally due December 31, 2022. According to the terms of the 2019 Promissory Note, at any time, the lenders may settle any or all of the principal and accrued interest with shares of the Company’s common stock based on the average closing price of the Company’s common stock for the 20 days preceding the payment. In December 2022, the 2019 Promissory Note was modified to extend the maturity date to December 31, 2024, with all remaining terms unchanged. In February 2024, the 2019 Promissory Note was modified to (i) extend the maturity date to March 31, 2026, (ii) remove the security provision to allow for the DUF6 Asset Sale, (iii) if reasonably possible, to reinstate a security provision against our sodium iodide ANDA and Iodine-131 Processing Hot Cell, and (iv) to reinstate all security interests if the DUF6 Asset Sale does not close by March 31, 2026, with all remaining terms unchanged. To date, we have not yet removed the security interests against any of our assets related to this note. In August 2025, the 2019 Promissory Note was modified again to extend the maturity date to March 31, 2028, with all remaining terms unchanged. At December 31, 2025, accrued interest on the 2019 Promissory Note totaled $239,131.

Policy on Transactions with Related Persons

The full Board reviews and approves any business transactions in which related persons may have an interest. In determining whether to approve or ratify any such transaction, the Board considers, in addition to other factors it deems appropriate, whether the transaction is on terms no less favorable to us than those involving unrelated parties. All transactions disclosed above were reviewed and approved in accordance with the policy set forth above.

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OTHER MATTERS

Householding

As permitted by the SEC’s proxy statement rules, we will deliver only one set of proxy materials to multiple shareholders sharing the same address, unless we have received contrary instructions from one or more of the shareholders. We will, upon written or oral request, promptly deliver a separate copy of the proxy materials to a shareholder at a shared address to which a single copy of the proxy materials was delivered and will include instructions as to how the shareholder can notify us that the shareholder wishes to receive a separate copy of the proxy materials. Registered shareholders wishing to receive separate proxy materials in the future or registered shareholders sharing an address wishing to receive a single copy of the proxy materials in the future may contact our transfer agent at Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021, Telephone: (800) 962-4284.

Other Matters

We do not intend to bring before the Annual Meeting any matters other than the proposals specifically described above, and we know of no matters other than those to come before the Annual Meeting. If any other matters properly come before the Annual Meeting or any postponement or adjournment thereof, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the recommendation of our management on such matters, including any matters dealing with the conduct of the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Shahe Bagerdjian
Shahe Bagerdjian
President, Chief Executive Officer and Director

Idaho Falls, Idaho

June 4, 2026

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APPENDIX A

RADNOSTIX INC.

2026 INCENTIVE PLAN

SECTION 1. PURPOSE

The purpose of the Radnostix Inc. 2026 Incentive Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its Related Companies by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company’s stockholders.

SECTION 2. DEFINITIONS

Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.

SECTION 3. ADMINISTRATION

3.1	Administration of the Plan

The Plan shall be administered by the Board or the Compensation Committee, which shall be composed of two or more directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission. Notwithstanding the foregoing, the Board may delegate responsibility for administering the Plan with respect to designated classes of Eligible Persons to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate, except with respect to Awards to Participants who are subject to Section 16 of the Exchange Act or Awards granted pursuant to Section 16 of the Plan. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board or the Compensation Committee may authorize one or more officers of the Company to grant Awards to designated classes of Eligible Persons, within limits specifically prescribed by the Board or the Compensation Committee; provided, however, that no such officer shall have or obtain authority to grant Awards to himself or herself or to any person subject to Section 16 of the Exchange Act. All references in the Plan to the “Committee” shall be, as applicable, to the Compensation Committee or any other committee or any officer to whom the Board or the Compensation Committee has delegated authority to administer the Plan.

3.2	Administration and Interpretation by Committee

(a)    Except for the terms and conditions explicitly set forth in the Plan and to the extent permitted by applicable law, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or a Committee composed of members of the Board, to (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Award to be granted to each Participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v) approve the forms of notice or agreement for use under the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (vii) determine whether, to what extent and under what circumstances cash, shares of Common Stock, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant; (viii) interpret and administer the Plan and any instrument evidencing an Award, notice or agreement executed or entered into under the Plan; (ix) establish such rules and regulations as it shall deem appropriate for the proper administration of the Plan; (x) delegate ministerial duties to such of the Company’s employees as it so determines; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

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(b)    The Committee shall have the right, without stockholder approval, to (i) cancel or amend outstanding Options or SARs for the purpose of repricing, replacing or regranting such Options or SARs with Options or SARs that have a purchase or grant price that is less than the purchase or grant price for the original Options or SARs except in connection with adjustments provided in Section 15, or (ii) issue an Option or amend an outstanding Option to provide for the grant or issuance of a new Option on exercise of the original Option.

(c)    The effect on the vesting of an Award of a Company-approved leave of absence or a Participant’s working less than full-time shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors or executive officers, by the Compensation Committee, whose determination shall be final.

(d)    Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any Eligible Person. A majority of the members of the Committee may determine its actions.

SECTION 4. SHARES SUBJECT TO THE PLAN

4.1	Authorized Number of Shares

Subject to adjustment from time to time as provided in Section 15.1, the number of shares of Common Stock authorized for issuance under the Plan shall be:

     12,000,000 shares

Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company. Notwithstanding any provision of the Plan to the contrary, Awards granted prior to the Effective Date and intended to be administered under this Plan may utilize shares reserved under this Section 4.1 and shall not be subject to any per-participant limitations or other individual award limits contained in this Plan.

4.2	Share Usage

(a)    Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the shares subject to such Awards and the forfeited or reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award, or (ii) covered by an Award that is settled in cash, or in a manner such that some or all of the shares of Common Stock covered by the Award are not issued, shall be available for Awards under the Plan. The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award.

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(b)    The Committee shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

(c)    Notwithstanding anything in the Plan to the contrary, the Committee may grant Substitute Awards under the Plan. Substitute Awards shall not reduce the number of shares authorized for issuance under the Plan. In the event that an Acquired Entity has shares available for awards or grants under one or more preexisting plans not adopted in contemplation of such acquisition or combination, then, to the extent determined by the Board or the Compensation Committee, the shares available for grant pursuant to the terms of such preexisting plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of common stock of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of such preexisting plans, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or a Related Company prior to such acquisition or combination. In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Committee without any further action by the Committee, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

(d)    Notwithstanding the other provisions in this Section 4.1, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number stated in Section 4.1, subject to adjustment as provided in Section 15.1.

SECTION 5. ELIGIBILITY

An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Committee from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

SECTION 6. AWARDS

6.1	Form, Grant and Settlement of Awards

The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with any other type of Award. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine.

6.2	Evidence of Awards

Awards granted under the Plan shall be evidenced by a written, including an electronic, notice or agreement that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.

6.3	Deferrals

The Committee may permit or require a Participant to defer receipt of the payment of any Award. If any such deferral election is permitted or required, the Committee, in its sole discretion, shall establish rules and procedures for such payment deferrals, which may include the grant of additional Awards or provisions for the payment or crediting of interest or dividend equivalents, including converting such credits to deferred stock unit equivalents.

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6.4	Dividends and Distributions

Participants may, if the Committee so determines, be credited with dividends paid with respect to shares of Common Stock underlying an Award in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units.

SECTION 7. OPTIONS

7.1	Grant of Options

The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

7.2	Option Exercise Price

The exercise price for shares purchased under an Option shall be as determined by the Committee, but shall not be less than 100% of the Fair Market Value on the Grant Date, except in the case of Substitute Awards.

7.3	Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option shall be ten years from the Grant Date.

7.4	Exercise of Options

The Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Committee at any time. To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to or as directed or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Sections 7.5 and 13. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.

7.5	Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee for that purchase, which forms may include:

(a)    cash, check or wire transfer;

(b)    having the Company withhold shares of Common Stock that would otherwise be issued to the Participant that on the day prior to the exercise date have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

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(c)    tendering (either actually or, so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock that on the day prior to the exercise date have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option owned by the Participant for at least six months (or any other period necessary to avoid adverse accounting consequences to the Company);

(d)    so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

(e)    such other consideration as the Committee may permit.

7.6	Effect of Termination of Service

The Committee shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time. If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Committee at any time:

(a)    Any portion of an Option that is not vested and exercisable on the date of a Participant’s Termination of Service shall expire on such date.

(b)    Any portion of an Option that is vested and exercisable on the date of a Participant’s Termination of Service shall expire on the earliest to occur of:

(i)	if the Participant’s Termination of Service occurs for reasons other than Cause, Retirement, Disability or death, the date that is three months after such Termination of Service;
(ii)	if the Participant’s Termination of Service occurs by reason of Retirement, Disability or death, the one-year anniversary of such Termination of Service; and
(iii)	the last day of the maximum term of the Option (the “Option Expiration Date”).

Notwithstanding the foregoing, if a Participant dies after his or her Termination of Service but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on the date of such Termination of Service shall expire upon the earlier to occur of (y) the Option Expiration Date and (z) the one-year anniversary of the date of death, unless the Committee determines otherwise.

Also notwithstanding the foregoing, in case a Participant’s Termination of Service occurs for Cause, all Options granted to the Participant shall automatically expire upon first notification to the Participant of such termination, unless the Committee determines otherwise. If a Participant’s employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant’s rights under any Option shall likewise be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after a Participant’s Termination of Service, any Option then held by the Participant may be immediately terminated by the Committee, in its sole discretion.

(c)    A Participant’s change in status from an employee to a consultant, advisor or independent contractor, or a change in status from a consultant, advisor or independent contractor to an employee, shall not be considered a Termination of Service for purposes of this Section 7.6.

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SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provisions of the Plan, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Section 422 of the Code, or any successor provision, and any applicable regulations thereunder, including, to the extent required thereunder, the following:

8.1	Dollar Limitation

To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which a Participant’s Incentive Stock Options become exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2	Eligible Employees

Individuals who are not employees of the Company or one of its parent or subsidiary corporations may not be granted Incentive Stock Options.

8.3	Exercise Price

The exercise price of an Incentive Stock Option shall be at least 100% of the Fair Market Value of the Common Stock on the Grant Date, and in the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (a “Ten Percent Stockholder”), shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.

8.4	Option Term

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Incentive Stock Option shall not exceed ten years, and in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, shall not exceed five years.

8.5	Exercisability

An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three months after the date of a Participant’s Termination of Service if termination was for reasons other than death or disability, (b) more than one year after the date of a Participant’s Termination of Service if termination was by reason of disability, or (c) after the Participant has been on leave of absence for more than 90 days, unless the Participant’s reemployment rights are guaranteed by statute or contract.

8.6	Taxation of Incentive Stock Options

In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired upon the exercise of an Incentive Stock Option for two years after the Grant Date and one year after the date of exercise.

A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant shall give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

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8.7	Code Definitions

For the purposes of this Section 8 “disability,” “parent corporation” and “subsidiary corporation” shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

SECTION 9. STOCK APPRECIATION RIGHTS

9.1	Grant of Stock Appreciation Rights

The Committee may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Committee shall determine in its sole discretion. An SAR may be granted in tandem with an Option or alone (“freestanding”). The grant price of a tandem SAR shall be equal to the exercise price of the related Option. The grant price of a freestanding SAR shall be established in accordance with procedures for Options set forth in Section 7.2. An SAR may be exercised upon such terms and conditions and for the term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the term of a freestanding SAR shall be as established for that SAR by the Committee or, if not so established, shall be ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.

9.2	Payment of SAR Amount

Upon the exercise of an SAR, a Participant shall be entitled to receive payment in an amount determined by multiplying: (a) the difference between the Fair Market Value of the Common Stock on the date of exercise over the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee as set forth in the instrument evidencing the Award, the payment upon exercise of an SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Committee in its sole discretion.

9.3	Waiver of Restrictions

Notwithstanding any other provisions of the Plan, the Committee, in its sole discretion, may waive the vesting period and any other terms, conditions or restrictions on any SAR under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

SECTION 10. STOCK AWARDS, RESTRICTED STOCK AND STOCK UNITS

10.1	Grant of Stock Awards, Restricted Stock and Stock Units

The Committee may grant Stock Awards, Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous service with the Company or a Related Company or the achievement of any performance goals, as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

10.2	Vesting of Restricted Stock and Stock Units

Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant’s release from any terms, conditions and restrictions of Restricted Stock or Stock Units, as determined by the Committee, and subject to the provisions of Section 13, (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common Stock. Any fractional shares subject to such Awards shall be paid to the Participant in cash.

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10.3	Waiver of Restrictions

Notwithstanding any other provisions of the Plan, the Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Unit under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

SECTION 11. PERFORMANCE AWARDS

11.1	Performance Shares

The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of shares of Common Stock or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. Notwithstanding the foregoing, the amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

11.2	Performance Units

The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. Notwithstanding the foregoing, the amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

SECTION 12. OTHER STOCK OR CASH-BASED AWARDS

Subject to the terms of the Plan and such other terms and conditions as the Committee deems appropriate, the Committee may grant other incentives payable in cash or in shares of Common Stock under the Plan.

SECTION 13. WITHHOLDING

The Company may require the Participant to pay to the Company the amount of (a) any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award (“tax withholding obligations”) and (b) any amounts due from the Participant to the Company or to any Related Company (“other obligations”). The Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

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The Committee may permit or require a Participant to satisfy all or part of the Participant’s tax withholding obligations and other obligations by (a) paying cash to the Company, (b) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant,

(c) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested, in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (d) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations. The value of the shares so withheld may not exceed the maximum statutory withholding rate applicable to the Participant, and the value of the shares so tendered may not exceed such rate to the extent the Participant has owned the tendered shares for less than six months, if such limitations are necessary to avoid adverse accounting consequences to the Company.

SECTION 14. ASSIGNABILITY

No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death. During a Participant’s lifetime, an Award may be exercised only by the Participant.

Notwithstanding the foregoing and to the extent permitted by Section 422 of the Code, the Committee, in its sole discretion, may permit a Participant to assign or transfer an Award to a Permitted Transferee subject to such terms and conditions as the Committee shall specify.

SECTION 15. ADJUSTMENTS

15.1	Adjustment of Shares

In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or (b) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Committee shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities issuable to an individual in a calendar year as set forth in Section 16.3 and as Incentive Stock Options as set forth in Section 4.2; and (iii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Committee, as to the terms of any of the foregoing adjustments shall be conclusive and binding.

Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Also notwithstanding the foregoing, a dissolution or liquidation of the Company or a Company Transaction shall not be governed by this Section 15.1 but shall be governed by Sections 15.2 and 15.3, respectively.

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15.2	Change In Control

The following provisions shall apply unless a Participant’s written agreement provides otherwise. If, while any Options, Stock Appreciation Rights, Restricted Stock Awards or Performance Awards are outstanding under the Plan, there shall occur (a) a merger or consolidation of the Company with or into another corporation in which the Company shall not be the surviving corporation, (b) a dissolution of the Company, or (c) a transfer of all or substantially all of the assets of the Company in one transaction or a series of related transactions to one or more other persons or entities, then, with respect to each Option, Stock Appreciation Right and Restricted Stock Award outstanding immediately prior to the consummation of such transaction, if provision is not otherwise made in writing in connection with such transaction for the substitution of securities of another corporation, and without the necessity of any action by the Board of Directors, each such Option, Stock Appreciation Right, Restricted Stock Award or Performance Award shall terminate, but (A) the holder of any outstanding Option shall be entitled, immediately prior to the effective date of such transaction, to purchase the number of shares that are then vested and exercisable; (B) the holder of any Stock Appreciation Right shall be entitled, immediately prior to the effective date of such transaction, to exercise such Right to the extent the Option is exercisable at such time in accordance with its terms; and (C) the recipient of any Performance Award shall be entitled, immediately prior to the effective date of such transaction, to receive the then vested shares or values under such Award. The unexercised portion of any Option or Stock Appreciation Right, and all non-vested Restricted Stock, Stock Unit and Performance Awards shall be deemed canceled, forfeited, and terminated as of the effective date of such transaction.

15.3	Change in Control Cash Out

Notwithstanding the foregoing, the Committee, in its sole discretion, may instead provide that a Participant’s outstanding Awards shall terminate upon or immediately prior to such a transaction and that the Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which

(x) the value of the per share consideration received by holders of Common Stock in such transaction, or, in the event the transaction does not result in direct receipt of consideration by holders of Common Stock, the value of the deemed per share consideration received, in each case as determined by the Committee in its sole discretion, multiplied by the number of shares of Common Stock subject to such outstanding Awards (to the extent then vested and exercisable or whether or not then vested and exercisable, as determined by the Committee in its sole discretion) exceeds (y) if applicable, the respective aggregate exercise price or grant price for such Award.

15.4	Further Adjustment of Awards

Subject to Section 15.2 and 15.3, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change in control of the Company, as defined by the Committee, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change in control that is the reason for such action.

15.5	No Limitations

The grant of Awards shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

15.6	Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

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15.7	Section 409A of the Code

Notwithstanding anything in this Plan to the contrary, (a) any adjustments made pursuant to this Section 15 to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code are intended to be made in compliance with the requirements of Section 409A of the Code; (b) any adjustments made pursuant to Section 15 to Awards that are not considered “deferred compensation” subject to Section 409A of the Code are intended to be made in such a manner as to ensure that after such adjustment the Awards either (i) continue not to be subject to Section 409A of the Code or (ii) comply with the requirements of Section 409A of the Code; and (c) in any event, the Committee shall not have the authority to make any adjustments pursuant to Section 15 to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at the time of grant to be subject thereto; provided however that notwithstanding anything to the contrary in the Plan in no event shall the Company be liable to any Participant for or with respect to any taxes, penalties or interest which may be imposed upon a Participant pursuant to Section 409A of the Code.

SECTION 16. PERFORMANCE-BASED AWARDS

Section 16 applies only to Awards that the Committee expressly designates, at the time of grant, as Performance-Based Awards subject to this Section 16. Awards not so designated shall not be subject to the provisions of this Section 16. The Committee may, in its discretion, designate any Award granted under the Plan as a Performance-Based Award. Such Awards shall be subject to the achievement of one or more performance goals established by the Committee in accordance with this Section 16.

16.1	Performance Criteria

The vesting, settlement, or payment of any Performance-Based Award may be conditioned upon the attainment of one or more objective performance goals established by the Committee. Such performance goals may be based on one or more of the following criteria (each, a “Performance Criterion”), as determined by the Committee, for the Company as a whole or any business unit, and on an absolute basis or relative to the performance of other companies or indices: cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings per share; book value per share; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); revenues; operating margins; return on assets; return on equity; debt; debt plus equity; market or economic value added; stock price appreciation; total stockholder return; cost control; strategic initiatives; market share; net income; return on invested capital; improvements in capital structure; or customer satisfaction, employee satisfaction, services performance, subscriber, cash management or asset management metrics.

The Committee shall have discretion to establish the applicable performance goals, performance periods, and other conditions, and to interpret and apply such goals in determining the extent to which they have been achieved.

16.2	Adjustment of Awards

The Committee may adjust the payout or vesting of any Performance-Based Award based on its assessment of performance against the applicable goals, including adjustments upward or downward, subject to the terms of the applicable Award Agreement.

The Committee may, in its discretion, provide for the waiver or modification of performance goals in the event of a Participant’s death, disability, termination of employment, or in other circumstances deemed appropriate by the Committee, consistent with the terms of the Plan.

16.3	Limitations

Subject to adjustment from time to time as provided in Section 15.1, and with respect to Awards designated as Performance-Based Awards under this Section 16, no Covered Employee may be granted Awards other than Performance Units subject to this Section 16 in any calendar year period with respect to more than 5,000,000 shares of Common Stock for such Award, and the maximum dollar value payable with respect to Performance Units subject to this Section 16 granted to any Covered Employee in any one calendar year is $2,000,000.

The Committee shall have the power to impose such other restrictions on Awards subject to this Section 16 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for any successor provision thereto.

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SECTION 17. AMENDMENT AND TERMINATION

17.1	Amendment, Suspension or Termination

The Board or the Compensation Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan; and provided, further, that any amendment that requires shareholder approval may be made only by the Board. Subject to Section 17.3, the Committee may amend the terms of any outstanding Award, prospectively or retroactively.

17.2	Term of the Plan

Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the later of (a) the Effective Date and (b) the approval by the stockholders.

17.3	Consent of Participant

The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 15 shall not be subject to these restrictions.

SECTION 18. GENERAL

18.1	No Individual Rights

No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s employment or other relationship at any time, with or without cause.

18.2	Issuance of Shares

Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

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As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (a) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant’s own account and without any present intention to sell or distribute such shares and (b) such other action or agreement by the Participant as may from time to time be necessary to comply with the federal, state and foreign securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Committee may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.

To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be affected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

18.3	Indemnification

Each person who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Section 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf, unless such loss, cost, liability or expense is a result of such person’s own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.

18.4	No Rights as a Stockholder

Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement, no Award, other than a Stock Award, shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

18.5	Compliance With Laws and Regulations

In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.

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18.6	Participants in Other Countries or Jurisdictions

Without amending the Plan, the Committee may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in this Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax-efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.

18.7	No Trust or Fund

The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

18.8	Successors

All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

18.9	Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

18.10	Choice of Law

The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Idaho without giving effect to principles of conflicts of law.

18.11	Legal Requirements

The granting of Awards and the issuance of shares of Common Stock under the Plan is subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

SECTION 19. EFFECTIVE DATE

The effective date (the “Effective Date”) is the date on which the Plan as approved by the Board on June 2, 2026 is approved by the stockholders of the Company. If the stockholders of the Company do not approve the Plan within 12 months after the Board’s adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Nonqualified Stock Options.

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APPENDIX A

DEFINITIONS

As used in the Plan,

“Acquired Entity” means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.

“Award” means any Option, Stock Appreciation Right, Stock Award, Restricted Stock, Stock Unit, Performance Share, Performance Unit, cash-based award or other incentive payable in cash or in shares of Common Stock as may be designated by the Committee from time to time.

“Board” means the Board of Directors of the Company.

“Cause,” unless otherwise defined in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means dishonesty, fraud, serious or willful misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conduct prohibited by law (except minor violations), in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” has the meaning set forth in Section 3.1.

“Common Stock” means the common stock, par value $.01 per share, of the Company.

“Company” means Radnostix Inc., a Texas corporation.

“Compensation Committee” means the Compensation Committee of the Board.

“Covered Employee” means a “covered employee” as that term is defined for purposes of Section 162(m)(3) of the Code or any successor provision.

“Disability,” unless otherwise defined by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform his or her material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.

“Effective Date” has the meaning set forth in Section 19.

“Eligible Person” means any person eligible to receive an Award as set forth in Section 5.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” means the average of the high and low trading prices for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Committee using such methods or procedures as it may establish.

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“Grant Date” means the later of (a) the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee or (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

“Incentive Stock Option” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined for purposes of Section 422 of the Code or any successor provision.

“Nonqualified Stock Option” means an Option other than an Incentive Stock Option.

“Option” means a right to purchase Common Stock granted under Section 7.

“Parent Company” means a company or other entity which as a result of a Company Transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries.

“Participant” means any Eligible Person to whom an Award is granted.

“Performance Award” means an Award of Performance Shares or Performance Units granted under Section 11.

“Performance Criteria” has the meaning set forth in Section 16.1.

“Performance Share” means an Award of units denominated in shares of Common Stock granted under Section 11.1.

“Performance Unit” means an Award of units denominated in cash or property other than shares of Common Stock granted under Section 11.2.

“Permitted Transferee” means a member of an optionee’s immediate family, trusts for the benefit of such immediate family members, and partnerships in which the optionee and/or such immediate family members are the only partners, provided that no consideration is provided for the transfer. Immediate family members shall include an optionee’s descendants (children, grandchildren and more remote descendants), and shall include step-children and relationships arising from legal adoption.

“Plan” means the Radnostix Inc. 2026 Equity Incentive Plan.

‘‘Related Company” means any entity that is directly or indirectly controlled by, in control of or under common control with the Company.

“Restricted Stock” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are subject to restrictions prescribed by the Committee.

“Retirement,” unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means “Retirement” as defined for purposes of the Plan by the Committee or the Company’s chief human resources officer or other person performing that function or, if not so defined, means Termination of Service on or after the date the Participant reaches “normal retirement age,” as that term is defined in Section 411(a)(8) of the Code.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

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“Stock Appreciation Right” or “SAR” means a right granted under Section 9.1 to receive the excess of the Fair Market Value of a specified number of shares of Common Stock over the grant price.

“Stock Award” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are not subject to restrictions prescribed by the Committee.

“Stock Unit” means an Award denominated in units of Common Stock granted under Section 10.

“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.

“Termination of Service” means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death, Disability or Retirement. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors and executive officers, by the Compensation Committee, whose determination shall be conclusive and binding. Transfer of a Participant’s employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award. Unless the Compensation Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company.

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RADNOSTIX VOTE

Using a black ink pen, mark your votes with an X as shown in this example. [X]
Please do not write outside the designated areas.

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. ELECTION OF DIRECTORS:

Nominee	For	Withhold
01 - Robert Atcher	☐	☐
02 - Shahe Bagerdjian	☐	☐
03 - Duke Fu	☐	☐
04 - Christopher Grosso	☐	☐
05 - Steve T. Laflin	☐	☐

Proposal	For	Against	Abstain
2. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM The ratification of the appointment of Haynie & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐
3. APPROVAL OF 2026 INCENTIVE PLAN The approval of the Radnostix Inc. 2026 Incentive Plan.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 6 9 1 6 9 5

04AQIA

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — Radnostix Inc.

4137 Commerce Circle, Idaho Falls, Idaho 83401
2026 Annual Meeting of Shareholders of Radnostix Inc. to be held on July 16, 2026
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREON BY THE UNDERSIGNED SHAREHOLDER(S). IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED IN THE ACCOMPANYING PROXY STATEMENT; FOR THE RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FOR THE APPROVAL OF 2026 INCENTIVE PLAN. THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned shareholder(s) hereby appoint(s) Shahe Bagerdijan and W. Matthew Cox, and either of them, proxies with full power of substitution in each and hereby authorize(s) them to represent and vote, as designated above, all the shares of common stock held of record by the undersigned on May 26, 2026, at the 2026 Annual Meeting of Shareholders of Radnostix Inc., to be held at 2:00 p.m. Mountain Time on July 16, 2026, at our headquarters located at 4137 Commerce Circle, Idaho Falls, Idaho 83401, or any adjournments or postponements thereof. The proxies are authorized to vote upon the proposals on the reverse side and, in their discretion, upon all other matters that may properly come before the 2026 Annual Meeting of Shareholders.

(Continued and to be signed on the reverse side.)

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